UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the registrant ☑
Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement.

☐	Confidential, for use of the Commission only (as permitted by Rule 14A-6(e)(2))

☐	Definitive proxy statement.

☑	Definitive additional materials.

☐	Soliciting material under § 240.14a-12

HAWKINS, INC.
(Name of Registrant as Specified in its Charter)
__________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check all boxes that apply):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by item 25(b) per Exchange Act Rules 14a-6(i) (1) and 0-11.

Your Vote Counts!

HAWKINS, INC.

2025 Annual Meeting
HAWKINS, INC.	Vote by July 29, 2025 11:59 PM ET. For shares held in a
2381 ROSEGATE	Plan, vote by July 26, 2025 11:59 PM ET.
ROSEVILLE, MN 55113

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You invested in HAWKINS, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on July 30, 2025.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 16, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and vote without entering a control number	July 30, 2025 8:00 am CDT
Virtually at:
www.virtualshareholdermeeting.com/HWKN2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items	Recommends

1.	Election of Directors
Nominees:
	01) James A. Faulconbridge	05) Daniel J. Stauber
	02) Patrick H. Hawkins	06) James T. Thompson	☑	For
	03) Yi “Faith” Tang	07) Jeffrey L. Wright
	04) Mary J. Schumacher	08) Jeffrey E. Spethmann
2.	Ratification of the appointment of Grant Thornton LLP to serve as our independent registered public accounting firm for the fiscal year ending March 29, 2026.		☑	For
3	Non-binding advisory vote to approve executive compensation (“say-on-pay”).		☑	For
NOTE: If any other matters properly come before the meeting or any adjournment thereof calling for a vote of shareholders, then the shares represented by this proxy will be voted by the persons named herein in accordance with their best judgment.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.
V76102-P35565